UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 17, 2016

HF FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	033-44383	46-0418532
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 South Main Avenue
Sioux Falls, SD	57104
(Address of principal executive offices)	(Zip Code)

(605) 333-7556

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events

On May 17, 2016, Great Western Bancorp, Inc. (“GWBCI”) issued a press release announcing the results of elections made by shareholders of HF Financial Corp. (“HFFC”) as to the form of merger consideration that they desired to receive, and related allocation and proration results in connection with the previously reported merger of HFFC with and into GWBCI as the surviving corporation (the “Merger”). The Merger became effective on May 16, 2016.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.  The following exhibit is being filed herewith:

99.1                        Press Release dated May 17, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Western Bancorp, Inc.
(successor in interest to HF Financial Corp.)
Date: May 17, 2016
/s/ Peter Chapman